Risks and Uncertainties	12 Months Ended
Dec. 31, 2025
Trustmark 401(k) Plan [Member]
Risks and Uncertainties [Abstract]
Risks and Uncertainties
Note 3. Risks and Uncertainties

The Plan's investments include funds which invest in various types of investment securities and in various companies within various markets. Investment securities are exposed to several risks, such as interest rate, market, and credit risks. Due to the level of risk associated with certain investment securities, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect participants' account balances and the amounts reported in the Statements of Net Assets Available for Benefits and the Statements of Changes in Net Assets Available for Benefits.